UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

Keurig Dr Pepper Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

53 South Avenue, Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

877-208-9991

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KDP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Pod Manufacturing Joint Venture Investment

In connection with the previously announced JV Commitment Letter (as described in the Current Report on Form 8-K of Keurig Dr Pepper Inc. (“KDP” or the “Company”) filed with the Securities and Exchange Commission on October 30, 2025 (the “Prior Form 8-K”)), on February 23, 2026, KDP entered into a Transaction Agreement (the “Transaction Agreement”) by and among the Company, Keurig JV, LP, a Delaware limited partnership (the “Pod Manufacturing JV”), Keurig Green Mountain, Inc., a Delaware corporation (“KGM”), KGM Manufacturing LLC, a Delaware limited liability company (“KGMM”), Keurig Production Holding, LLC, a Delaware limited liability company (“Keurig USA Partner”), a Luxembourg private limited liability company to be designated that is a wholly owned subsidiary of the Company (“Keurig Lux Partner” and, together with the Company, KGM, KGMM and Keurig USA Partner, the “Keurig Partners”), and an investment vehicle (the “JV Investor Partner”) held and managed by certain funds or accounts managed, advised or sub-advised by each of Apollo Global Management, Inc., KKR & Co. Inc. and Goldman Sachs Asset Management, L.P.

The Transaction Agreement provides that, upon its terms and subject to certain conditions, at the closing (the “Closing”) of the contemplated transaction (the “JV Investment”), (i) KGMM will merge with and into the Pod Manufacturing JV, with the Pod Manufacturing JV surviving (the “Keurig U.S. Contribution”), (ii) Keurig Lux Partner will contribute 100% of the equity interests of Keurig Canada ULC, a Canadian unlimited liability corporation (“KCULC”), as a capital contribution to the Pod Manufacturing JV, and (iii) the JV Investor Partner will make a capital contribution of $4.0 billion to the Pod Manufacturing JV in exchange for limited partnership units representing a 49% interest in the Pod Manufacturing JV (the “Co-Investor Contribution”). The remaining 51% ownership interest in the Pod Manufacturing JV will remain under the ownership of KDP and its affiliates. Following completion of the transactions contemplated by the Transaction Agreement, the Pod Manufacturing JV will own or otherwise have access to KDP’s and its affiliates’ manufacturing assets and facilities used in the manufacture of K-Cup pods and other unbrewed single-serve beverages in the United States and Canada. Following the Closing, the Pod Manufacturing JV intends to use the net proceeds from the Co-Investor Contribution to fund a portion of the Company’s previously announced acquisition of all of the issued ordinary shares of JDE Peet’s N.V. (the “Acquisition”).

The Transaction Agreement provides that, at the Closing, the Keurig Partners and the JV Investor Partner will enter into an Amended and Restated Limited Partnership Agreement of the Pod Manufacturing JV (the “A&R LPA”), the form of which is attached to the Transaction Agreement. The A&R LPA sets forth each partner’s rights and responsibilities with respect to the Pod Manufacturing JV, including with respect to the limited partner committee (a majority of the members of which will be appointed by the Keurig Partners), certain unanimous approval rights in favor of the JV Investor Partner, mechanisms for capital contributions to be made to the Pod Manufacturing JV, limitations on transfers by the partners, a call right exercisable by the Keurig Partners beginning on the eighth anniversary of the Closing and ending on the fifteenth anniversary of the Closing (or earlier upon the occurrence of certain triggering events), a conversion right exercisable by the JV Investor Partner after the fifteenth anniversary of the Closing but before the thirtieth anniversary of the Closing whereby the JV Investor Partner may elect to convert its interest in the Pod Manufacturing JV into shares of common stock of the Company or its successor based on the JV Investor Partner’s remaining economic interest (subject to the call right), and tag-along rights for the JV Investor Partner if the Keurig Partners desire to transfer their units. The A&R LPA also sets forth distribution mechanics, pursuant to which the Pod Manufacturing JV shall make quarterly distributions of available cash (subject to certain limitations, including for operating costs and reserves) to its partners generally in proportion to their ownership interests.

The Transaction Agreement contains customary representations, warranties and covenants from the Pod Manufacturing JV, the Keurig Partners and the JV Investor Partner. The representations, warranties and covenants of each party set forth in the Transaction Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Transaction Agreement, and should not be relied upon as statements of fact.

The Closing is subject to limited customary conditions. The parties expect to close the transactions substantially concurrently with the consummation of the Acquisition. The Transaction Agreement provides certain termination rights for both the Keurig Partners and the JV Investor Partner, including if the Closing does not occur on or before March 3, 2027, if there is a material breach of the Transaction Agreement by the other party that is not cured within the applicable cure period, or if a law or order prevents the consummation of the transactions.

The foregoing descriptions of the Transaction Agreement, the A&R LPA and the transactions contemplated thereby are only summaries and do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements (or the form thereof), copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Preferred Investment

On February 23, 2026, KDP entered into an Amendment (the “Amendment to Preferred Investment Agreement”) to the Investment Agreement, dated as of October 27, 2025 (as amended, the “Preferred Investment Agreement”), by and among the Company, Pour Purchaser L.P. (together with its affiliates, the “KKR Investor”), AP Pour Holdings, L.P. (together with its affiliates, the “Apollo Investor”) and certain other investors party thereto (collectively with any other investor that becomes a party thereto, the “Preferred Investors”), pursuant to which the Company agreed to issue and sell to the Preferred Investors, and the Preferred Investors agreed to purchase from the Company, 4,500,000 shares of a new series of Series A Convertible Perpetual Preferred Stock, par value $0.01 per share (the “Convertible Preferred Stock”), of KDP for a purchase price per share of $1,000 and an aggregate purchase price of $4.5 billion, representing an increase of 1,500,000 shares, or $1.5 billion in aggregate purchase price, from the Preferred Investment Agreement entered into on October 27, 2025.

For a more detailed description of the Convertible Preferred Stock, the Preferred Investment Agreement and the transactions contemplated thereby including the use of proceeds therefrom, please refer to the Prior Form 8-K.

The foregoing description of the Amendment to Preferred Investment Agreement, the Convertible Preferred Stock, the Preferred Investment Agreement and the transactions contemplated thereby is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Convertible Preferred Stock set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance and offering of the Convertible Preferred Stock will be undertaken in reliance upon an exemption from the registration requirements of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Convertible Preferred Stock issued pursuant to the Preferred Investment Agreement and the common stock, par value $0.01 per share, of KDP issuable upon conversion of the Convertible Preferred Stock may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws.

Item 7.01	Regulation FD.

On February 23, 2026, the Company issued a press release announcing the upsized Convertible Preferred Stock and the entry into the Transaction Agreement, among other matters. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act.

Item 8.01	Other Events.

In connection with the execution of the Transaction Agreement and the A&R LPA, the parties will enter into certain ancillary agreements which generally provide KGM or its affiliates, as applicable, with rights and obligations with respect to the operation, maintenance, manufacturing, intellectual property licensing, supply and purchase of products produced by the Pod Manufacturing JV and allocation of insurance proceeds related to the assets of the Pod Manufacturing JV consistent with their ordinary course practices with respect to such matters but subject to agreed performance standards and volume-based pricing terms by KGM. Specifically, these ancillary agreements provide that:

•

The Pod Manufacturing JV will engage KGM to operate and maintain the assets of the Pod Manufacturing JV, with KGM agreeing to minimum performance standards including with respect to production and uptime requirements, and to provide administrative services to the Pod Manufacturing JV; and

•

KGM agrees to purchase K-Cups and other unbrewed single-serve beverage products exclusively from the Pod Manufacturing JV in the United States and Canada for itself and/or for marketing and sale to third-party customers (subject to certain agreed upon exceptions to exclusivity), with KGM agreeing to pricing terms based on the manufacturing cost plus an agreed upon margin that is subject to adjustment based on the volume of products purchased, and the payment of shortfall amounts in various circumstances if KGM fails to meet expected volume targets after the twentieth anniversary and thirtieth anniversary of the Closing; and

•

The Pod Manufacturing JV and KGM will allocate risk of loss and set out insurance matters relating to the assets of the Pod Manufacturing JV whereby the Pod Manufacturing JV will bear the risk of certain portions of certain categories of losses; and

•	KGM will grant the Pod Manufacturing JV an exclusive license to certain intellectual property used in the manufacturing of products by the Pod Manufacturing JV; and

•	The Pod Manufacturing JV may purchase green coffee beans, raw materials and other consumables from KGM pursuant to one or more supply agreements; and

•	KDP provides a parent guaranty with respect to the obligations of KDP and its affiliates under the various agreements.

Under the various ancillary agreements, KGM or its affiliates may be required to pay shortfall payments or termination payments under a variety of underperformance, breach, termination or other scenarios.

Forward-Looking Statements

Certain statements in this report may be considered “forward-looking statements,” such as statements relating to the Closing of the JV Investment, the issuance of the Convertible Preferred Stock, the Acquisition and the sources of capital used to fund the Acquisition. Forward-looking statements include those preceded by, followed by or that include the words “anticipate,” “expect,” “believe,” “could,” “continue,” “ongoing,” “estimate,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would” and similar words. These forward-looking statements speak only as of the date of this report. Although the Company believes that its assumptions upon which such forward-looking statements are based are reasonable, the Company can give no assurance that these forward-looking statements will prove to be correct. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, unless required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

10.1*±	Transaction Agreement, dated as of February 23, 2026, by and among Keurig Dr Pepper Inc., the Pod Manufacturing JV, KGM, KGMM, Keurig USA Partner, Keurig Lux Partner and the JV Investor Partner.

10.2*±	Form of Amended and Restated Limited Partnership Agreement of the Pod Manufacturing JV, by and among the Pod Manufacturing JV, Keurig JV GP, LLC, the Keurig Partners and the JV Investor Partner.

10.3*±	Amendment to Preferred Investment Agreement, dated as of February 23, 2026, by and among Keurig Dr Pepper Inc., the KKR Investor and the Apollo Investor.

99.1	Press release, dated February 23, 2026.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. KDP agrees to furnish supplementally a copy of any omitted schedule or attachment to the SEC upon its request.

±	Certain portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K. KDP agrees to furnish supplementally a copy of any omitted portion to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG DR PEPPER INC.

By:	/s/ Anthony Shoemaker
Name:	Anthony Shoemaker
Title:	Chief Legal Officer, General Counsel and Secretary

Date: February 23, 2026